UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 507, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2021, 22nd Century Group, Inc. (the “Company”) entered into a Promissory Note Exchange Agreement with Panacea Life Sciences, Inc. (“PLS”) and a Securities Exchange Agreement with PLS, Exactus, Inc. (“Exactus”) (OTCQB:EXDI) and certain other PLS shareholders. These transactions effect the (i) conversion of all of the Company’s existing Series B Preferred Stock in PLS into 91,016,026 shares of restricted common stock in Exactus and (ii) the restructuring of the Company’s existing debt in PLS by converting the outstanding $7 million principal balance promissory note and all accrued but unpaid interest thereon for fee simple ownership of Needle Rock Farms (224 acres in Delta County, Colorado) valued at $2.2 million, $500,000 in PLS’s Series B Preferred Stock (which was subsequently converted to Exactus common stock under the Securities Exchange Agreement) and a new $4.3 million promissory note (the “Note”) with a maturity date of June 30, 2026, secured by a mortgage on PLS’s headquarters located at 16194 W 45th Drive, Golden, Colorado.

All other rights and obligations of the Company in PLS, and with its affiliate Quintel-MC, Incorporated, were terminated by this transaction, including all warrant rights and obligations for future investment.

The foregoing description of Promissory Note Exchange Agreement, the Securities Exchange Agreement and the Note are summary in nature and are qualified in its entirety by reference to the full and complete terms of such agreements, copies of which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2021, the Company issued a press release announcing the matter described above. The Company is furnishing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated July 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ James A. Mish
Date:July 2, 2021	James A. Mish
Chief Executive Officer